UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)     February 28,2007
                                                  ------------------

                       DRAGON INTERNATIONAL GROUP CORP. .
             (Exact name of registrant as specified in its charter)


        Nevada                          000-23485           98-0177646
------------------------------    ---------------------    --------------
(State or other jurisdiction           (Commission         (IRS Employer
    of incorporation)                  File Number)    Identification No.)


 Building 14 Suite A09, International Trading Center, 29 Dongdu Road,
                              Ningbo, China               315000
        ----------------------------------------------------------------
 (Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code 86-574-56169308
                                                  ----------------

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 1.01         Entry Into a Material Definitive Agreement

    As previously disclosed in the Company's Current Report on Form 8-K, dated January 30, 2007, on January 30, 2007 Dragon International Group Corp., (the "Company") entered into a subscription agreement (the "Subscription Agreement") and related agreements (collectively with the Subscription Agreement, the "Agreements") for the purchase of $1,500,000 units of securities. On such date the Company completed an initial closing (the "Initial Closing") of $750,000 of units of securities consisting of 8,333,336 shares of Common Stock, and Class A Common Stock Purchase Warrants to purchase 8,333,336 shares of common stock and Class B Common Stock Purchase Warrants to purchase 4,166,670 shares of common stock.

    On February 28, 2007 the Company consummated a second and final closing (the "Second Closing") of an additional $750,000 financing of units of its securities consisting of 8,333,336 shares of Common Stock, and Class A Common Stock Purchase Warrants to purchase 8,333,336 shares of common stock and Class B Common Stock Purchase Warrants to purchase 4,166,670 shares of common stock. The Class A Warrants are exercisable at $.125 per share, and the Class B Warrants are exercisable at $.15 per share, and both warrants are exercisable for a term of five years.

    The Second Closing was conditioned upon the execution of a binding and irrevocable agreement for the acquisition by the Company of an entity which will become a subsidiary of the Company (the "Acquisition"). On January 19, 2007 the Company filed a Form 8-K reporting on the signing of the acquisition agreement which is conditional upon the Company to be acquired engaging an SEC approved auditor to prepare certain financial statements. The Company engaged an SEC approved auditor on February 28, 2007.

    The Company entered into the Agreements with 9 accredited investors (the "Investors") for an aggregate of $1,500,000 of financing of units of its securities consisting of 16,666,672 shares of Common Stock, and Class A Common Stock Purchase Warrants to purchase 16,666,672 shares of common stock and Class B Common Stock Purchase Warrants to purchase 8,333,340 shares of common stock. The Common Stock is being purchased at a price of $.09 per share, the Class A Warrants are exercisable at $.125 per share, and the Class B Warrants are exercisable at $.15 per share, and both warrants are for a term of five years. In connection with the Agreements, the Chief Executive Officer and President of the Company has pledged to the Investors 2,000,000 shares of the Company's common stock, pursuant to a Stock Pledge Agreement, ("Pledge Agreement") par value $0.001 per share, owned by him as security for the Company's obligations to the Investors ("the Obligations"), as set forth in the Pledge Agreement. Since the Obligations have been met, the Pledge Agreement has terminated.


Item 3.02         Unregistered Sales of Equity Securities

    On January 30, 2007, the Company completed an initial closing (the "Initial Closing") of $750,000 of units of securities consisting of 8,333,336 shares of Common Stock, and Class A Common Stock Purchase Warrants to purchase 8,333,336 shares of common stock and Class B Common Stock Purchase Warrants to purchase 4,166,670 shares of common stock.

    The Second Closing was for an additional $750,000 financing of units of its securities consisting of 8,333,336 shares of Common Stock, and Class A Common Stock Purchase Warrants to purchase 8,333,336 shares of common stock and Class B Common Stock Purchase Warrants to purchase 4,166,670 shares of common stock. The Class A Warrants are exercisable at $.125 per share, and the Class B Warrants are exercisable at $.15 per share, and both warrants are for a term of five years.

    The Investors have demand and piggy back registration rights granted to them by the Company under the Subscription Agreement attached to the current report on Form 8-K filed by the Company on February 2, 2007. In addition, since the Company satisfied the conditions to the Second Closing, it is obligated to file a Form SB-2 registration statement (the "Registration Statement") (or such other form that it is eligible to use) in order to register the Registrable Securities (defined below) for resale and distribution under the 1933 Act within seventy-five (75) calendar days after the date that the Company filed this Current Report on Form 8-K ("the "Filing Date"), announcing the acquisition and cause the Registration Statement to be declared effective not later than one hundred and fifty (150) calendar days after the Filing Date. The Company will be obligated to register not less than the number of shares of common stock in the Registration Statement that is equal to the shares sold and the shares underlying the warrants issuable pursuant to the Subscription Agreement (collectively the "Registrable Securities"). If the Company does not satisfy these obligations within the specified timeframes, it will be required to pay liquidated damages in the amount equal to 2% for each 30 days (or such lesser pro-rata amount for any period of less than 30 days) of the purchase price of the shares and exercise price of the warrant shares owned of record by such Investors which are subject to such non-registration event, but not to exceed in the aggregate 20% of the aggregate purchase price. The Subscription Agreement also provides for the payment of liquidated damages to the Investors in certain events, including the Company's failure to maintain effectiveness of the Registration Statement covering the Registrable Securities. The Subscription Agreement also contains certain offering restrictions and negative covenants by the Company including that until the sooner of (i) two (2) years from the Second Closing or until (ii) all the shares and the shares underlying the warrants have been transferred the Company will not (a) create liens or other encumbrances on any Company property, (b) amend its certificate of incorporation, bylaws or charter documents in a manner that is adverse to the Investors, (c) repay or repurchase, or declare or make any dividends on, its equity, (d) prepay any financing or outstanding debt, and (e) engage in a transaction with any Company officer, director, employee or affiliate in excess of $50,000, except in certain limited circumstances.

    Each of the investors is an accredited investor within the meaning of Rule 501 of Regulation D under the Securities Act of 1933. The investors were provided access to business and financial data about the Company and had knowledge and experience in business and financial matters so as to be able to evaluate the risks and merits of an investment in the Company. No general solicitation or advertising was deployed in connection with the transactions. The Company paid a due diligence fee of $44,500 in cash to certain of the investors. In addition, Class B Warrants equal to 10% of the Class A Warrants issued to investors will also be included as part of the due diligence fee. Accordingly, the issuance of the securities was exempt from registration under the Securities Act of 1933 by reason of Section 4(2) of that Act and Regulation D thereunder as a transaction by an issuer not involving a public offering.

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Item 9.01         Financial Statements and Exhibits

(d)      Exhibits

                  99.1 Press release dated March 6, 2007


   This Current Report on Form 8-K may contain, among other things, certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, (i) statements with respect to the Company's plans, objectives, expectations and intentions; and (ii) other statements identified by words such as "may", "could", "would", "should", "believes", "expects", "anticipates", "estimates", "intends", "plans" or similar expressions. These statements are based upon the current beliefs and expectations of the Company's management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. These forward-looking statements involve certain risks and uncertainties that are subject to change based on various factors (many of which are beyond the Company's control).


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SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                        DRAGON INTERNATIONAL GROUP CORP.

February 28th, 2007              By:      /s/ David Wu
                                            ------------------------------
                                                David Wu, CEO